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                               EXHIBIT 23.2

                           CONSENT OF COUNSEL


     We hereby consent to the reference to us in the Prospectus constituting part of this Registration Statement on Form S-1, under the captions "Federal Income Tax Consequences," "Legal
Matters" and "Experts".


New York, New York

March 20, 1998


                              /s/ Rosenman & Colin LLP
                              Rosenman & Colin LLP